SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):       November 7, 2006

Exact Name of Registrant as Specified in Its Charter:	CalAmp Corp.

DELAWARE	0-12182	95-3647070

State or Other Jurisdiction of Incorporation or Organization	Commission File Number	I.R.S. Employer Identification No.

Address of Principal Executive Offices:	1401 N. Rice Avenue
Oxnard, CA 93030

Registrant’s Telephone Number, Including Area Code:	(805) 987-9000

Former Name or Former Address, if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
     At the 2006 AeA Classic Financial Conference being held at the Monterey Conference Center in Monterey, California, Fred Sturm, CalAmp’s President and Chief Executive Officer, will give the accompanying Investor Presentation at multiple sessions on November 7, 2006 and November 8, 2006.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits
99.1	Investor Presentation, presented by Fred Sturm, President and CEO of CalAmp.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.
November 7, 2006	By:	/s/ Richard K. Vitelle
Date		Richard K. Vitelle,
Vice President-Finance (Principal Financial Officer)

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